                                                                 EXHIBIT 10.17.2

                                SECOND AMENDMENT
                       TO POOLING AND SERVICING AGREEMENT


       This Second Amendment (the "Amendment"), dated as of April 25, 1994, by and between RI Receivables, Inc., a Delaware corporation ("Transferor"), Rohr, Inc., a Delaware corporation ("Rohr"), and Bankers Trust Company, a New York State banking corporation as Trustee (the "Trustee"), amends that certain Pooling and Servicing Agreement (the "Agreement") dated as of December 23, 1992 among the Transferor, Rohr and the Trustee. Capitalized terms used in this Amendment and not defined herein shall have the respective meaning ascribed to them in the Agreement.

       The parties hereto agree as follows:

     1.  Amendment to Agreement.  The Agreement is amended, effective as of the
         ----------------------
date hereof, as follows:

     (a) The definition of "Cure Funds" contained in Section 1.01 of the
                            ----------
Agreement is amended to read as follows:

          "'Cure Funds' shall mean amounts deposited to the Reserve Fund
            ----------
     pursuant to the definition of 'Cure Period' or the second proviso of the first sentence of Section 4.04(a). In addition, amounts held in the Concentration Account pursuant to the second proviso of the first sentence of Section 4.04(a) shall be deemed, for purposes of this Agreement, to be Cure Funds held in the Reserve Fund."

     (b) The definition of "Cure Period" contained in Section 1.01 of the
                            -----------
Agreement is amended to read as follows:

          "'Cure Period' shall mean the period (i) beginning on the day on which
            -----------
     a Partial Amortization Period would otherwise commence, if the Transferor shall have notified the Servicer and the Trustee in writing on such day that, until the end of the Cure Period, the Servicer shall (on such day and continuing on each day thereafter on which it receives any amount of Collections either allocated to the Transferor Interest or allocated to the Investor Interest and to be paid to the

     Transferor for reinvestment pursuant to Section 4.04(a)) deposit all such amounts of Collections to the Reserve Fund on the day collected, and (ii) continuing until either: (a) the percentage that is the Transferor Percentage equals at least 2% and the Net Receivable Balance equals at
                                   ---
     least 120% of the excess of the Invested Amount over the Cure Funds held in the Reserve Fund at such time; or (b) the Servicer shall have failed at any time to deposit to the Reserve Fund an amount of Collections which the Servicer is obligated to deposit to the Reserve Fund pursuant to clause (i) above in connection with such Cure Period, at which time a Partial Amortization Period would commence as set forth in the definition of the term 'Partial Amortization Period' contained in this Section 1.01. Notwithstanding the foregoing, if the Servicer deposits any amount of Cure Funds into the Reserve Fund, or holds any amount in the Concentration Account pursuant to the second proviso of the first sentence of Section 4.04(a), and if such amount, together with the aggregate amount of all other Cure Funds held in the Reserve Fund at such time, would exceed 20% of the Invested Amount, the Transferor shall promptly provide written notice to the Trustee and each Investor Certificateholder that the aggregate amount of all Cure Funds exceeds 20% of the Invested Amount. If any Investor Certificateholder objects to the aggregate amount of Cure Funds exceeding 20% of the Invested Amount, and provides written notice of such objection to the Transferor and the Trustee on or prior to 3:00 p.m. (New York City time) on the second Business Day after the day such Investor Certificateholder received the written notice from the Transferor, then a Partial Amortization Period shall commence as of the date of the deposit."

     (c) The definition of "Partial Amortization Period" contained in Section
                            ---------------------------
1.01 of the Agreement is amended to read as follows:

          "'Partial Amortization Period' shall mean, unless the Amortization
            ---------------------------
     Period shall have commenced prior thereto, either (a) the period beginning on the third Business Day following the Business Day on which the Transferor shall request the commencement of such period and the reduction during such period of the Invested Amount by a specified amount pursuant to Sections 4.04(b) and 5.01(b), in a writing furnished by the Transferor to the Trustee (provided that the amount by which the Invested Amount is to be
                  --------
     reduced as a result of the commencement of such period, as so specified in such writing, must be in increments of $5,000,000) and continuing each day thereafter until the Invested Amount shall have been reduced by such specified amount pursuant to Section 4.04(b) and 5.01(b); (b) the period beginning on the day on which either (i) the percentage that is the Transferor Percentage falls below 2%, and continuing each day thereafter until the percentage that is the Transferor Percentage shall have increased to at least 2%, or (ii) the Net Receivables Balance falls below 120% of the excess of the Invested Amount over the Cure Funds held in the Reserve Fund at such time, and continuing each day thereafter until the Net Receivables Balance shall be equal to or greater than 120% of the excess of the Invested Amount over the Cure Funds held in the Reserve Fund at such time; or (c) the period beginning on the Business Day on which an Investor Certificateholder shall have objected, in accordance with the definition of 'Cure Period', to the Cure Funds exceeding 20% of the Invested Amount, and continuing each day thereafter until (1) the Invested Amount shall have decreased by an amount equal to the sum of all deposits to the Reserve Fund since the date of the Transferor notice which preceded the Investor Certificateholder's objection and any amount of Investor Collections then held in the Concentration Account pursuant to the second proviso of the first sentence of Section 4.04(a), (2) the percentage that is the Transferor Percentage is equal to at least 2%, and (3) the Net Receivables Balance is equal to at least 120% of the excess of the Invested Amount over the Cure Funds held in the Reserve Fund at such time; provided, however, that upon the commencement of
                                --------  -------
     a Partial Amortization Period the Transferor shall pay to the Trustee for the account of the Investor Certificateholders the estimated Market Make Whole Premium with respect to such period in accordance with the provisions of Section 4.05. With respect to any Partial Amortization Period described in subsection (c) hereof, the Transferor will cause the Trustee to pay from the Reserve Fund to the Paying Agent, for distribution to the Investor Certificateholders, an amount equal to the sum of all deposits to the Reserve Fund since the date of the Transferor notice which preceded the Investor Certificateholder's objection and any amount of Investor Collections then held in the Concentration Account pursuant to the second proviso of the first sentence of Section 4.04(a). The payment of such amount shall be in addition to any amounts payable pursuant to Section 5.01(b) hereof.

     (d) The second paragraph of Section 4.03 of the Agreement is amended to read as follows:

          "In the case of Cure Funds held in the Reserve Fund from time to time, the Trustee shall release all or a portion of such Cure Funds to the Transferor as soon as reasonably practicable (but in no event later than one Business Day after the delivery of a written request therefor) if, but only if, the Transferor shall have delivered to the Trustee a written request for such release substantially in the form of Exhibit G hereto and no Partial Amortization Period or Amortization Period shall have commenced and be continuing or would commence after giving effect to such release; provided however, the Trustee shall not release any such funds during the
     -------- -------
     two day period that Investor Certificateholders may object to certain deposits into the Reserve Fund in accordance with the last sentence of the definition of 'Cure Period.'"


     (e) The proviso in the first sentence of Section 4.04(a) is amended to read as follows:

          "provided however, in no event shall the recomputation of the Floating
           -------- -------
          Allocation Percentage or the deposit of Investor Collections to the Transferor's Account reduce either (i) the Transferor Percentage below 2% or (ii) the Net Receivables Balance below 120% of the excess of the Invested Amount over the Cure Funds held in the Reserve Fund, in each case after taking into account the proposed deposit to the Transferor's Account on that day; and provided further, that any
                                                -------- -------
          amounts not deposited to the Transferor's Account because of the limitation set forth in the first proviso hereto shall be (x) deposited as Cure Funds in the Reserve Fund or (y) held in the Concentration Account for no more than one Business Day and then deposited (A) as Cure Funds in the Reserve Fund or (B) in the Transferor Account for reinvestment for the benefit of the Investor Certificateholders, if and only if, after giving effect to such transfer to the Transferor Account, the percentage that is the Transferor Percentage shall be at least 2% and the Net Receivables Balance shall be equal to or greater than 120% of the excess of the Invested Amount over the Cure Funds held in the Reserve Fund at such time."

     (f) The words "Section 9.01(a) or (h)" in Section 4.05 are amended to read "Section 9.01(a), (h) or (l)".


     (g) Section 9.01 is amended by adding immediately after subsection (k) thereto a new subsection (l) as follows:


          "(l) if, at any time, for any reason other than Receivables becoming Defaulted Receivables or Disputed Receivables, either (1) the Net Receivables Balance falls below 120% of the excess of the Invested Amount over the Cure Funds held in the Reserve Fund at such time, or (2) the Transferor Percentage is less than 2%, and in either such case, a Cure Period is not then in effect or applicable."

     (h) A new Exhibit G is added to the Agreement, to read in the form of Exhibit G to this Amendment.

     2.   Waiver of Requirement to Provide Notice of Amendment.  The Trustee
          ----------------------------------------------------
need not furnish written notification of the substance of this Amendment to the Investor Certificateholders pursuant to Section 13.01(c) of the Agreement.

     3.  Effectiveness.  This Second Amendment shall become effective as of the
         -------------
date on which it has been executed by each of Rohr, Transferor and Trustee, and has received the consent of Holders of Investor Certificates evidencing more than 50% of the Invested Amount.

     4.  Costs and Expenses.  Rohr agrees to pay on demand all costs and
         ------------------
expenses of the Trustee and the Investor Certificateholders in connection with the preparation, execution and delivery of this Second Amendment.

     5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     6.  Counterparts.  This Amendment may be executed in one or more
         ------------
counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which when taken together shall constitute the same instrument.

     IN WITNESS WHEREOF, the Transferor, Rohr and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                    RI RECEIVABLES, INC.

                                    By:    /s/ R. M. Miller
                                           --------------------------------

                                    Name:  R. M. Miller
                                           --------------------------------

                                    Title: President and Treasurer
                                           --------------------------------


                                    ROHR, INC.

                                    By:    /s/ R. W. Madsen
                                           --------------------------------

                                    Name:  R. W. Madsen
                                           --------------------------------

                                    Title: Vice President
                                           --------------------------------


                                    BANKERS TRUST COMPANY, Trustee

                                    By:    /s/ Elizabeth Robinson
                                           --------------------------------

                                    Name:  Elizabeth Robinson
                                           --------------------------------

                                    Title: Assistant Treasurer
                                           --------------------------------

           The undersigned, constituting all of the Investor Certificateholders, hereby consent to the foregoing Amendment.

                                    THE PRUDENTIAL INSURANCE
                                    COMPANY OF AMERICA

                                    By:    /s/ Kevin Lalor
                                           --------------------------------

                                    Name:  Kevin Lalor
                                           --------------------------------

                                    Title: Vice President
                                           --------------------------------


                                    JOHN HANCOCK MUTUAL LIFE
                                    INSURANCE COMPANY

                                    By:
                                           --------------------------------

                                    Name:
                                           --------------------------------

                                    Title:
                                           --------------------------------


                                    JOHN HANCOCK VARIABLE LIFE
                                    INSURANCE COMPANY

                                    By:
                                           --------------------------------

                                    Name:
                                           --------------------------------

                                    Title:                       `
                                           --------------------------------
                                                                 -